--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                AUGUST 28, 2003

                   COMMISSION FILE NO. 0-19136 (COMMON STOCK)
                      AND 333-9045 (SERIES B SENIOR NOTES)
                     AND 333-38075 (SERIES D SENIOR NOTES)

                          NATIONAL ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                      58-1922764
         (State or other jurisdiction                          (IRS Employer
      of incorporation or organization)                     Identification No.)

                             4925 GREENVILLE AVENUE
                             1400 ONE ENERGY SQUARE
                              DALLAS, TEXAS 75206
                    (Address of principal executive offices)

                                 (214) 692-9211
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER ISSUES.

     Effective August 28, 2003, National Energy Group, Inc. (the "Company") has executed an agreement to manage TransTexas Gas Corporation ("TTG") and its oil and gas operations (the "Management Agreement"). The Management Agreement is being entered into in connection with a plan of reorganization for TTG proposed by Thornwood Associates LP, an entity affiliated with Carl C. Icahn, the Company's largest stockholder. The United States Bankruptcy Court, Southern District of Texas issued an order confirming the TTG Plan of Reorganization, effective August 29, 2003 (the "TTG Plan"). TTG is engaged in the exploration, production and transmission of natural gas and oil primarily in South Texas, including the Eagle Bay field in Galveston Bay, Texas and the Southwest Bonus field located in Wharton County, Texas. Bob G. Alexander and Philip D. Devlin, President and CEO, and Vice President, Secretary and General Counsel of the Company, respectively, have been appointed to the TTG Board of Directors and shall act as the two principal officers of TTG and its subsidiaries, Galveston Bay Pipeline Corporation and Galveston Bay Processing Corporation.

     The Management Agreement provides that the Company shall be responsible for and have authority with respect to all of the day-to-day management of TTG's business but shall not function as a Disbursing Agent as such term is defined in the TTG Plan. As consideration for the Company's services in managing the TTG business, the Company shall receive a monthly fee of $312,500. The Management Agreement is terminable (i) upon 30 days prior written notice by TTG, (ii) upon 90 days prior written notice by the Company, (iii) upon 30 days following any day where High River Limited Partnership (also affiliated with Carl C. Icahn) designees no longer constitute the TTG Board of Directors, unless otherwise waived by the newly-constituted Board of Directors of TTG, or (iv) as otherwise determined by the Bankruptcy Court.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

 10.1     Management Agreement with TransTexas Gas Corporation dated
          August 28, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL ENERGY GROUP, INC.

                                          By:     /s/ RANDALL D. COOLEY
                                            ------------------------------------
                                                     Randall D. Cooley
                                             Vice President and Chief Financial
                                                           Officer

September 10, 2003

                                 EXHIBIT INDEX

EXHIBIT
  NO.                        DESCRIPTION OF EXHIBIT
-------                      ----------------------
 10.1     Management Agreement with TransTexas Gas Corporation dated
          August 28, 2003.